REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November 3, 2005 by and among Legg Mason, Inc., a Maryland corporation (the "Company"), Permal Group SCA, a company organized under the laws of France ("Parent"), Worms UK Ltd, a company organized under the laws of England and Wales ("Sequana Sub"), and the other shareholders identified on the signature pages hereto (the "Management Shareholders") (Sequana Sub, the Management Shareholders and Parent are collectively referred to herein as the "Sellers")

                                   Background
                                   ----------

         A. In connection with a certain Purchase Agreement, dated as of June 23, 2005 (the "Purchase Agreement"), to which the parties hereto are party, the Company has agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to issue shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), in consideration of the Company's acquisition from the Sellers of the capital stock of Permal Group Ltd, a company organized under the laws of England and Wales.

         B. To induce the Sellers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

                                    Agreement
                                    ---------

              In consideration of the various representations, warranties, covenants and other agreements and undertakings of the parties contained in this Agreement and intending to be legally bound, the parties agree as follows:

         1. Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

              (a) "Acquired Common Stock" means the Common Stock acquired by the Sellers as consideration pursuant to the transactions contemplated by the Purchase Agreement.

              (b) "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

              (c) "Filing Deadline" means 30 days after each issuance by the Company to the Sellers pursuant to the Purchase Agreement.

              (d) "Holder" means a Seller or a transferee or assignee thereof to whom a Seller assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement.

              (e) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

              (f) "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

              (g) "Registrable Securities" means the Acquired Common Stock and any additional securities issued in respect of the Acquired Common Stock.

              (h) "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

              (i) "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

              (j) "SEC" means the United States Securities and Exchange Commission.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         2. Registration.
            -------------

              (a) Mandatory Registration. In each instance in which Common Stock is issued by the Company pursuant to the Purchase Agreement, the Company shall prepare, and, as soon as practicable, but in no event later than the Filing Deadline file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. Such Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Acquired Common Stock. Such Registration Statement shall contain (except if otherwise directed by the holders of at least a majority of the Registrable Securities) the "Selling Stockholders" section in a customary form and containing the information provided by the Sellers and the "Plan of Distribution" in substantially the form attached hereto as Exhibit A. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable.

              (b) Legal Counsel. Subject to Section 5 hereof, the Sellers holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("Legal Counsel"), which shall be Shearman & Sterling LLP or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.



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

              (c) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

         3. Related Obligations.
            --------------------

         At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(c), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the Plan of Distribution and the Company shall have the following obligations:

              (a) The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request, except in cases in which the Company determines in good faith that such Registration Statement cannot be made effective at such time. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Sellers may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act, (ii) the date on which the Holders shall have sold all of the Registrable Securities covered by such Registration Statement, or (iii) the date two years after the date of the last issuance of Common Stock pursuant to the Purchase Agreement (the "Registration Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading, other than with respect to the information provided to the Company by the Holders.

              (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

              (c) The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports and any exhibits incorporated by reference therein) in a form to which Legal Counsel reasonably objects in writing. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including, to the extent not available on the EDGAR system, financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

              (d) The Company shall furnish to each Holder whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of each prospectus included in such Registration Statement, (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference) (or such other number of copies as such Holder may reasonably request) and (iii) such other documents, including copies of any prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder.

              (e) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Holders of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

              (f) The Company shall notify Legal Counsel and each Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(o), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and one copy of such supplement or amendment to Legal Counsel and each Holder (or such other number of copies as Legal Counsel or such Holder may reasonably request). Such notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made. The Company shall also promptly notify Legal Counsel and each Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Holder by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

              (g) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

              (h) The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

              (i) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other United States federal, state and local governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

              (j) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder, and make earnings statements satisfying the provisions of Section 11(a) of the 1933 Act generally available to the Holders no later than forty five (45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve-month periods.

              (k) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

              (l) Notwithstanding anything to the contrary herein, at any time after a Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company which would, in accordance with the advice of its counsel, be required to be disclosed and the disclosure of which at the time, in the good faith judgment of an executive officer of the Company, would materially and adversely affect or interfere with any financing, acquisition, merger, disposition, corporate reorganization or other similar transaction (not in the ordinary course of business) in respect of which the Company proposes and in respect of which the Company has taken significant action (including commencement of negotiations or discussions) to engage or would otherwise be materially adverse to the Company's interests (a "Grace Period"); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Holders) and the date on which the Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; and, provided, further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least fifteen (15) days after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, such period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

              (m) Subject to such persons entering into a customary confidentiality agreement with the Company, the Company shall make reasonably available for inspection by Legal Counsel all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative, attorney, accountant or agent in connection with the registration.

         4. Obligations of the Holders.
            ---------------------------

              (a) At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete such registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

              (b) Each Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from such Registration Statement.

              (c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of 3(f) and for which the Holder has not yet settled.

              (d) Each Holder agrees that it shall, in connection with any sales or other transfers of Registrable Securities pursuant to any Registration Statement, comply with any applicable prospectus delivery requirements pursuant to the 1933 Act.

         5. Expenses of Registration.
            -------------------------

         All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, word processing, duplicating, printers and accounting fees (including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance), or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, and fees and disbursements of Legal Counsel shall be paid by the Company, except for brokerage fees, or underwriters' discounts or commissions incurred by the Holders.



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

         6. Indemnification.
            ----------------

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

              (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Holder within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus included in any Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on a failure of the Holder to properly deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d) and, in the case of a corrected prospectus, such prospectus corrected any misstatement or omission on which such Claim is based; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders.

              (b) In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs a Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, (i) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement and (ii) based on a failure of the Holder to properly deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d) and, in the case of a corrected prospectus, such prospectus corrected any misstatement or omission on which such Claim is based; and, subject to Section 6(c), such Holder will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

              (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnified Person or the Indemnified Party, as the case may be, the representation by such counsel of the

Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in a Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         7. Contribution.
            -------------

         If the indemnification provided for in Section 6 from the indemnifying party is unavailable to an Indemnified Person or Indemnified Party hereunder in respect of any Claim, then the indemnifying party, in lieu of indemnifying such Indemnified Person or Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Person or Indemnified Party as a result of Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Person or Indemnified Party in connection with the actions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Person or Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Person or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Claim shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         8. Reports Under The 1934 Act.
            ---------------------------

         With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

              (c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

         9. Amendment of Registration Rights.
            ---------------------------------

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, Parent and Management Shareholders who then hold at least a majority of the Registrable Securities issued to Management Shareholders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         10. Miscellaneous.
             --------------

              (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

              (b) All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered in person, (ii) transmitted by telecopy (with confirmation), (iii) mailed by certified or registered mail (return receipt requested and obtained) or (d) delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

              If to the Company:

                    Legg Mason, Inc.
                    100 Light Street
                    Baltimore, MD 21202
                    Attention: General Counsel
                    Facsimile: +1 (410) 454-4607

              With a copy to:

                    Dechert LLP
                    4000 Bell Atlantic Tower
                    1717 Arch Street
                    Philadelphia, PA 19103
                    Attention: Christopher G. Karras
                    Facsimile: +1 (215) 994-2222

              If to Parent or Sequana Sub:

                    25 Avenue Franklin D. Roosevelt
                    75008 Paris
                    France
                    Attention: Pascal Lebard
                    Facsimile: +1 (33-1) 56-88-7816

              With copies to:

                    Shearman & Sterling LLP
                    599 Lexington Avenue
                    New York, NY 10022-6069
                    Attention: Stephen M. Besen
                    Facsimile: +1 (212) 848-7179

                    Shearman & Sterling LLP
                    114, avenue des Champs-Elysees
                    75008 Paris
                    France
                    Attention: Robert C. Treuhold
                    Facsimile: +1 (33-1) 53-89-7070

                    and

                    Freshfields Bruckhaus Deringer
                    2-4 rue Paul Cezanne
                    75375 Paris Cedex 08
                    France
                    Attention: Antoine Vignial
                    Facsimile: +1 (33-1) 44-56-4400

              If to any Management Shareholder:

                    Isaac R. Souede
                    c/o Permal Group Ltd
                    900 Third Avenue, 28th Floor
                    New York, NY  10022
                    Facsimile: +1 (212) 418-6515

                  With a copy to:

                    Stroock & Stroock & Lavan LLP
                    180 Maiden Lane
                    New York, NY 10038-4982
                    Attention: Melvin Epstein
                    Facsimile: +1 (212) 806-7864

              (c) The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

              (d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              (e) This Agreement, and all agreements, documents and instruments delivered pursuant hereto or incorporated herein, unless otherwise expressly provided therein, shall be governed by, and construed in accordance with, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without reference to the conflicts of laws rules of such state. Each party hereto, for itself and its successors and assigns, irrevocably agrees that any suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in the United States District Court for the Southern District of New York located in New York, New York, or in the absence of jurisdiction, the Courts of the State of New York located within the Borough of Manhattan, City of New York, and generally and unconditionally accepts and irrevocably submits to the exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby from which no appeal has been taken or is available in connection with this Agreement. Each party, for itself and its successors and assigns, irrevocably waives any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, including, without limitation, any objection based on the grounds of forum non conveniens, in the aforesaid courts. Each of the parties, for itself and its successors and assigns, irrevocably agrees that all process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9(b) hereof or at such other address of which the other parties shall have been notified in accordance with the provisions of Section 9(b) hereof, such service being hereby acknowledged by the parties to be effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

              (f) This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

              (g) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

              (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

              (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                            [Signature Pages Follow.]

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                    COMPANY:

                                    LEGG MASON, INC.

                                    By: /s/ Peter L. Bain
                                        ---------------------------------
                                    Name:  Peter L. Bain
                                    Title:   Senior Executive Vice President


                                     PARENT:

                                    PERMAL GROUP SCA

                                    By: /s/ Pascal Lebard
                                        ---------------------------------
                                    Name: Pascal Lebard
                                    Title: President


                                    SEQUANA SUB:

                                    WORMS UK LTD

                                    By: /s/ Pascal Lebard
                                        ---------------------------------
                                    Name: Pascal Lebard
                                    Title:


                                    MANAGEMENT SHAREHOLDERS:



                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Ahmed Nashaat


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Annette Chalfoun


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Anthony Waters

                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Benjamin Marino


                                    BLOOMINGTON ASSOCIATES LP

                                    By: /s/ Isaac R. Souede
                                        ---------------------------------
                                    Name: Isaac R. Souede
                                    Title:  Attorney-in-Fact


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Bruce Gimpel


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    C. Redington Barrett III


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Carol O'Donnell


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Chris Zuehlsdorff


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    David Fielden


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    David Officer

                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Donna DeLitto


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Edmond de La Haye Jousselin


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Eduardo Deschapelles


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Francois Becquaert


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Georgette Miller


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Harvey Turkiewicz


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Hesham Ali


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede, as attorney-in-fact for
                                    Irma Morales


                                      /s/ Isaac R. Souede
                                    -------------------------------------
                                    Isaac R. Souede

                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    James Hodge


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Javier Dyer


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Josefin Aldell


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Judy Tchou


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Julian Shaw


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Lawrence Salameno


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Marie-Helene McAndrew


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Michael Kearns


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Michael Langlois

                                    NIGHTINGALE ASSOCIATES LP

                                    By:  /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Name: Thomas M. DeLitto
                                    Title:  Attorney-in-Fact


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Omar Kodmani


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Richard Cordsen


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Robert Di Geronimo


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Robert Kaplan


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Roberto Giuffrida


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Sharon Pang


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Steve Zhang


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto

                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Thomas Evans


                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Tom Seif



                                      /s/ Thomas M. DeLitto
                                    -------------------------------------
                                    Thomas M. DeLitto, as attorney-in-fact for
                                    Wendy Silverman


                                    WIGLEY LTD.

                                    By: /s/ Thomas M. DeLitto
                                        ---------------------------------
                                    Name: Thomas M. DeLitto
                                    Title: Attorney-in-Fact

                                    Exhibit A
                                    ---------
                              Plan of Distribution
                              --------------------


                              PLAN OF DISTRIBUTION

         The common stock being offered by the Selling Shareholders, or by their respective pledgees, donees, distributees, transferees, or other successors in interest, will be sold in one or more transactions by the following means of distribution (or any combination thereof):

         o Block trades (which may involve crosses) in which the broker or dealer so engaged will attempt to sell the common stock as agent but may position and resell a portion of the block as principal to facilitate the transaction.

         o Purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this prospectus.

         o Exchange distributions and/or secondary distributions in accordance with the rules of the NYSE.

         o Ordinary brokerage transactions and transactions in which the broker solicits purchasers.

         o    Sales in the over-the-counter market.

         o    Through short sales of common stock.

         o    Through the writing of options on common stock.

         o    Distributions to beneficiaries.

         o    Privately negotiated transactions.

         The Selling Shareholders may from time to time deliver all or a portion of the shares of common stock offered hereby to cover a short sale or sales or upon the exercise, settlement or closing of a call equivalent position or a put equivalent position.

         The sale price to the public may be the market price prevailing at the time of sale, a price related to the prevailing market price or at any other price as the Selling Shareholders determine from time to time. The Selling Shareholders shall have the sole and absolute discretion not to accept any purchase offer or make any sale of common stock if they deem the purchase price to be unsatisfactory at any particular time.

         The Selling Shareholders may also sell the common stock directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Such market makers and broker-dealers may receive compensation in the form of discounts, concessions, or commissions from the Selling Shareholders and/or the purchasers of common stock for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). Market makers and block purchasers purchasing the common stock will do so for their own account and at their own risk. It is possible that the Selling Shareholders will attempt to sell shares of common stock in block transactions to market makers or other purchasers at a price per share which may be below the then market price. In addition, the Selling Shareholders or their successors in interest may enter into hedging transactions with broker-dealers who may engage in short sales of common stock in the course of hedging the positions they assume with a selling stockholder.

         The Selling Shareholders may pledge or grant a security interest in some or all of the common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of Selling Shareholders to include the pledgee, transferee or other successors in interest as Selling Shareholders under this prospectus. The Selling Shareholders also may transfer and donate the common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus. Shares of common stock that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.

         There can be no assurance that all or any of the common stock offered hereby will be issued to, or sold by, the Selling Shareholders.

         The Selling Shareholders and any broker-dealers that act in connection with the sale of common stock might be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act"), and any commissions received by such broker-dealers and any profit on the resale of the common stock sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. Because Selling Shareholders may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act, the Selling Shareholders will be subject to the prospectus delivery requirements of the Securities Act, which may include delivery through the facilities of the NYSE pursuant to Rule 153 under the Securities Act. We have informed the Selling Shareholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act of 1934, as amended (the "Exchange Act"), may apply to their sales in the market. The registration of the common stock under the Securities Act shall not be deemed an admission by the Selling Shareholders or the Company that the Selling Shareholders are underwriters for purposes of the Securities Act of any common stock offered pursuant to this prospectus. In addition, under the securities laws of some states, the shares of common stock may be sold in these states only through registered or licensed brokers or dealers.

         Under the Exchange Act and the regulations thereunder, any person engaged in a distribution of the shares of common stock offered by this prospectus may not simultaneously engage in market making activities with respect to the common stock during any applicable "cooling off" periods prior to the commencement of such distribution. In addition, and without limiting the foregoing, the Selling Shareholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder including, without limitation, Rules 101, 102, 103 and 104, which provisions may limit the timing of purchases and sales of common stock by the Selling Shareholders.

         We will not receive any proceeds from the sale of the common stock offered by the Selling Shareholders. We will pay all expenses of the registration of the common stock to the Registration Rights Agreement, estimated to be $? in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws. We will indemnify the Selling Shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the Registration Rights Agreement, or the Selling Shareholders will be entitled to contribution. We will be indemnified by the Selling Shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the Selling Shareholder for use in this prospectus, in accordance with the related Registration Rights Agreement, or we may be entitled to contribution.

         Once sold under the shelf registration statement, of which this prospectus forms a part, the common stock will be freely tradable in the hands of persons other than our affiliates.